                                                                EXHIBIT 10.f
                           LEASE OF BUSINESS PREMISES

     THIS LEASE, dated the 7th day of April, 2000, between MOUNTAIN
VIEW OFFICE PARK, a partnership with offices at 3131 Princeton Pike, Building 4, Suite 209, Lawrenceville, New Jersey 08648 hereinafter referred to as Landlord, and CRYOMEDICAL SCIENCES, INC. with offices at 820 Bear Tavern Road, Ewing, New Jersey 08628, hereinafter referred to as the tenant.

     WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows: The demises premises shall be situated in the Township of Ewing, County of Mercer and the State of New Jersey. The suite shall be located in Mountain View Office Park, Building 820, on the first floor of the building, and consists of 3,076 rentable square feet (2,698 usable square feet) as shown on the sketch attached hereto and made a part thereof as "ATTACHMENT 'A'".

     THE initial term of this demise shall be for five (5) years beginning May 1, 2000 and ending April 30, 2005.

     The base rent for the initial term shall be TWO HUNDRED TWENTY-THREE THOUSAND, TEN AND 00/100 ($223,010.00) DOLLARS, which shall accrue at the yearly rate of FORTY-FOUR THOUSAND, SIX HUNDRED TWO AND 00/100 ($44,602.00) DOLLARS.

     The said rent is to be payable monthly, in advance on the first day of each calendar month for the term hereof, in installments of THREE THOUSAND, SEVEN HUNDRED SIXTEEN and 83/100 ($3,716.83) DOLLARS, at the office of MOUNTAIN VIEW OFFICE PARK, 3131 Princeton Pike, Building 4, Suite 209, Lawrenceville, New Jersey 08648 or as may be otherwise directed by the Landlord in writing.

              THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

     FIRST: The Landlord covenants that the Tenant, on paying the said rent and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have hold and enjoy the demises premises for the term aforesaid.

     SECOND: The Tenant covenants and agrees to use the demised premises as general office space (retail operations not permitted) only and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed herein, which consent will not be unreasonable withheld.

     THIRD: The Tenant shall, without any previous demand therefore, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten (10) days after receipt of written notice, or if the Tenant shall be dispossessed for non-payment of rent, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, through operation of law, without being liable for any prosecution or damages therefore, and may relet the premises as the agent of the Tenant, and receive the rent therefore, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this Lease shall be


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forfeited. Such re-entry by the Landlord shall not operate to release the
Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this Lease period. For the purpose of reletting, the Landlord shall be authorized to make such repairs to a building standard condition in or to the lease premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the reasonable cost of such repairs, and all reasonable expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this Lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenants in advance for the present value of the entire deficiency to be by realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this Lease. The Landlord shall have the right, only after Landlord has taken procession of the Lease property pursuant to this paragraph, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any moneys becoming due under this Lease, the Tenant hereby waiving the benefit of any laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney fees and other expenses incurred by the Landlord enforcing any of the obligations under this lease.

     FOURTH: The Tenant shall not sublet the demised premises nor any portion thereof, nor shall this Lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which consent shall not be unreasonably withheld. Tenant, however, shall have the right to assign this Lease in the event of a corporate reorganization or merger to any new corporate entity of which CRYOMEDICAL SCIENCES, INC. would be a part. Notwithstanding anything to the contrary contained herein, this Tenant shall have the right to sublet the demised premises under the following terms and conditions: (1) If Tenant is intending to sublet the demised premises to a third party, Tenant must first present to the Landlord the terms and conditions of the proposed sublease with the new Tenant. This proposal must be delivered in writing to the Landlord sixty (60) days prior to the date on which the sublease is to take effect. Upon receipt, Landlord shall have the irrevocable right to recapture the space presently lease to Tenant, which right must be exercised within ten
(10) days of the receipt of the written notice from Tenant herein. If Landlord agrees to recapture the space, then in that event, the Tenant shall have no right to subject the demised premises to a third party; however, if in fact the Landlord opts not to recapture the space leased to Tenant, the Tenant shall have the right to sublet the premises under the further condition that Tenant shall pay to Landlord the difference between the rent Tenant currently pays to the Landlord under the terms and conditions of this lease and the rent to be paid by the subtenant to Tenant. Additionally, should Landlord fail to respond within the said ten (10) day period to Tenant, then Tenant shall have the right to sublet the premises under the terms and conditions set forth in this paragraph. Any sublease or assignment shall be at the base rate as provide in this Lease.

     FIFTH: The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good




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appearance. The Tenants shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. Then Tenant shall not make any alterations, or improvements to said premises without the prior written consent of the Landlord, which consent shall not be unreasonable withheld. All erections, alterations and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of the Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, flammable material and other objectionable matter.

      SIXTH:   In the event than any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty (30) days notice to the Tenant, may terminate this Lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

      SEVENTH: The Tenant agrees to replace, at the Tenant's expense, any and all glass which may become broken in and on the demised premises, through Tenants (including Tenant's agents, servants, employees, guests and the like) negligence. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value with a company satisfactory to the Landlord. Said policy shall be at the full premium type, and shall be deposited with the Landlord or its agent. Tenant shall only be required to give Landlord a Certificate of Insurance. Parties agree that Tenant shall have the right to self insure for glass damage.

      EIGHTH: The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring the or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property, unless caused by Landlord's negligent or willful wrongful act. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises, unless caused by Landlord's negligent or willful wrongful act.

      NINTH:   Utilities and services furnished to the demised premises for the benefit of the Tenant shall be paid for by the Tenant. Tenant agrees to pay monthly to the Landlord its estimated pro-rated share of the cost of all utilities and maintenance not directly billed to Tenant, including but not limited to real estate taxes, insurance, sewer, maintenance and air conditioning. The estimated pro-rated utility and maintenance charges shall be adjusted at the end of the fiscal year. The Landlord shall not be liable for any interruption or delay in any of the above services for any reason unless caused by Landlord's negligent or willful wrongful act. Attached hereto and made apart hereof as ATTACHMENT "B" is a list of currently known expenses. If, during the initial term or any renewal term, additional expenses are added to this list, Tenant shall be notified.

      TENTH:    The Landlord, or its agents, shall have the right to enter the demised premises upon reasonable notice to Tenant, at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it



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shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligations, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and to put upon the premises a suitable "For Sale" sign. For three
(3) months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon. The Tenant acknowledges that for security reasons the entrances to the common area shall be open from 7:00 a.m. until 6:00 p.m. at which time the doors will electronically lock. Should special arrangements be necessary to accommodate Tenant's needs for access to the premises, these arrangements are to be made to the satisfaction of the Landlord and the Tenant.

     ELEVENTH: In the event of destruction of the demises premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety (90) days from the happening of such an injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of surrender, in which event the Landlord may re-enter and repossess the premises thus discharged from this Lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety (90) days from the happening of said injury, the Landlord shall enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after such repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises. In the event of partial destruction, Landlord must notify Tenant within thirty (30) days of its intent to rebuild or not and if there is no notification, Tenant shall have the right to cancel this Lease.

     TWELFTH: The Tenant agrees to observe and comply with all laws, ordinances rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the Demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on the property keep therein, or which will obstruct or interfere with the right of other tenants, or conflict with the regulation of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from Tenant's occupancy of the premises, or for any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

     THIRTEENTH: No sign, advertisement or notice shall be affixed to or placed on any part of the demised premises by the Tenant, except in such a manner, and of such a size, design and color as shall be approved in advance in writing by the Landlord. Tenant shall be entitled to one entry on the Landlord's exterior directory. In the event that Landlord permits

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Tenant to sublet the premises to a subtenant, in no event shall the subtenant be permitted an entry on Landlord's directories unless Tenant agrees, in writing, to have Tenant's name removed from Landlord directories and the subtenant name installed. The cost of the name change shall be borne by the subtenant and paid directly to Landlord.

     FOURTEENTH: This Lease is subject and is hereby subordinated to all present and future first mortgages, first deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this Lease to any such first mortgage, fit deed of trust or first encumbrance.

     FIFTEENTH: The rules and regulations regarding the demises premises, ATTACHMENT "C", as well as any other further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as in its judgment may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises. All such rules and regulations shall be enforced against all Tenants in a like and similar fashion.

     SIXTEENTH: In case of violation by the Tenant of any of the covenants, agreements and condition of this Lease, or of the rules and regulations now or hereafter to be reasonable established by the Landlord, and upon failure to discontinue such violation within ten (10) days after receipt of written notice thereof give to the Tenant, this Lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice and demand. The rent, in such case, shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises after the said breach or violation.

     SEVENTEENTH: All notices and demands, legal or otherwise, incidental to this Lease, or the occupancy of the demised premises, shall be in writing. If the Landlord or its agents desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy of thereby registered mail, return receipt requested, addressed to the Tenant at the demised premises. Notices from the Tenant to the Landlord shall be sent registered mail, or delivered to the Landlord at the place hereinbefore designated for the payment of rent or place as the Landlord may from time to time designate in writing.

     EIGHTEENTH: It is further agreed that if at any time during the term of this Lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of





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the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

     NINETEENTH: In the event that the Tenant shall remain in the demised premises after the expiration of the term of this Lease without having executed a new written Lease with the Landlord, such holding over shall not constitute a renewal or extension of this Lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by the law in that situation, or the Landlord may elect, at its option, to construe which holding over as a tenancy from month to month, subject to all the terms and conditions of this Lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at twice the rate provided herein as effective during the last month of the demised term.

     TWENTIETH: If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking, provided this clause shall not prevent the Tenant from making a claim on its own behalf separate and apart for any claims of the Landlord.

     TWENTY-FIRST: The Tenant has this day deposited with the Landlord the sum of $3,716.83 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provide the Tenant has fully and faithfully carried out all of said terms, covenants and conditions of Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without written consent of the Landlord.

     TWENTY-SECOND: No rights are to be conferred upon the Tenant until this Lease has been signed by the Landlord, and an executed copy of this Lease has been delivered to the Tenant.

     TWENTY-THIRD: The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

     TWENTY-FOURTH: All the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective heirs, executor, administrators, successors and assigns of the parties hereto.

     TWENTY-FIFTH: This Lease and the obligation of the Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is reasonable unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is delayed to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war.


          TWENTY-SIXTH: This instrument may not be changed orally.


          TWENTY-SEVENTH: It is understood and agreed between the parties that this is a net-net Lease and that the Tenant will pay for all of the Landlord's expense in the operation of the property including but not limited to all utilities and maintenance billed directly to it and will pay, to the Landlord, for its pro-rata share of all other items of maintenance and services paid for by Landlord, including a management fee not to exceed five (5%) percent of the base rent. Parties agree that the Tenant's pro-rate share be equal to six (6%) percent of such costs. Parties have agreed that electric shall be metered separately and paid for directly by the Tenant. Snow removal, lawn maintenance, parking yard maintenance, utilities for common areas, water service, sewer service and the management fee shall be paid for by the Landlord and apportioned to Tenant as aforesaid and paid for by the Tenant on a monthly basis.


          TWENTY-EIGHTH: In addition to the rent heretofore provided, Tenant shall pay on a monthly basis to the Landlord six (6%) percent of the real estate taxes assessed against the property by Township of Ewing. In addition, parties acknowledge that the demised premises are currently insured with coverage including amount other things, fire and liability, as more specifically defined in the insurance policy covering the demised premises. Landlord will continue to pay premiums for such insurance and the Tenant agrees to pay six (6%) percent of the costs thereof payable monthly to the Landlord. Landlord agrees to furnish Tenant with actual copies of the policies as proof of payment. Tenant will be obligated to carry fire and extended coverage insurance on the contents of the property leased and will provide to Landlord copies of such insurance policies.


          TWENTY-NINTH: Landlord agrees, at its expense, to promptly make all structural repairs to the building.


          THIRTIETH: Tenant agrees that in the event it is more than ten (10) days late in the payment of any rent provided for in the within Lease, Tenant shall pay a sum equal to four (4%) percent of the payment that was due as a late charge.


          THIRTY-FIRST: Wherever the consent of the Landlord is required in this Lease, said consent shall not be unreasonable withheld or delayed.


          THIRTY-SECOND: It is fully understood and agreed that Tenant, upon vacating the demised premises, shall leave the premises as it found them, subject to normal wear and tear and damage from an insured casualty and approved alterations.


          THIRTY-THIRD: It is fully understood and agreed by and between the parties hereto that Tenant shall have the right, at it option, to contest the amount of real estate taxes

'assessed by the Tax Assessor of the Township of Ewing insofar as same relates to Mountain View Office Park, the cost of which is to be borne solely and exclusively by Tenant.

     THIRTY-FOURTH: Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of or damage to any of its property located within or upon, or constituting a part of the premises leased to Tenant hereunder, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent such that loss or damage is recoverable under said insurance policies. Said mutual waivers shall be in addition to and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to property of the parties hereto. Inasmuch as the above mutual waivers preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

     THIRTY-FIFTH: Landlord acknowledges with the Tenant that as part of the consideration of the Tenant's entering into this Lease, Landlord shall provide to Mountain View Office Park, a portion of which will be occupied by Tenant, a total of 275 paved parking spots. Of these parking spots, Tenant shall have the right to use a maximum of fourteen (14) parking spaces. Except for handicapped parking, no assigned or reserved parking is permitted.

     THIRTY-SIXTH: Parties agree that with the exception of a default in payment of rent, the Tenant shall have the right to cure any defaults within thirty (30) days of notice in writing by the Landlord, provided, however, that if the matter of the default is such that it cannot be cured within thirty (30) days, Tenant shall have a reasonable period of time within which to cure such default within ninety (90) days. Notice of any default shall be served on the Tenant personally or by certified mail, return receipt requested.

     THIRTY-SEVENTH: The Tenant shall be responsible for the maintenance of any special equipment installed by it or on its behalf including plumbing and air conditioning equipment over and above normal building standard.

     THIRTY-EIGHTH: Landlord and Tenant agree that provided Tenant is not in default of any of the terms and conditions of this Lease, then Tenant is hereby granted an option to renew this Lease for one (1) additional five (5) year term under the same terms and conditions, except rent charged for said term shall be equal to the then current rent charged for similar space on the premises, in addition to all other charges and costs associated with said rental. Tenant's option to renew this Lease must be exercised in writing to Landlord no later than six (6) months prior to the expiration of this Lease term and any renewal thereof.

     THIRTY-NINTH: Parties agree that the Tenant work as set forth on ATTACHMENT 'D' shall be at no cost to Tenant.

     FORTIETH: In the event the date of occupancy is delayed, the term of this Lease shall commence on the actual date of occupancy as agreed to by Landlord and Tenant. If

Tenant takes possession any time after the first of the month, the rent and estimated nets shall be pro-rated for the number of days the Tenant has actual possession.

    FORTH-FIRST: Tenant acknowledges that the HVAC system installed by Landlord and utilized by Tenant are preset to service the demised premises from 7:00 a.m. to 9:00 p.m. Monday through Friday, in order to economize the cost of same to Tenant. The HVAC units are preset, computerized floor by floor, and can be, upon reasonable notice by Tenant to Landlord, adjusted to meet the Tenant's HVAC needs over and above the preset time and conditions set by Landlord. Should Tenant desire additional or different HVAC services other than those preset by Landlord, Tenant shall be billed for any addition costs, which costs are currently at a rate of $55.00 per hour, which may change from time to time for the HVAC over and above normally provided by landlord as additional rent. Landlord shall not be required to provide additional HVAC service to Tenant should the said written request not be tendered to Landlord in a timely fashion.

    IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals the day and year first above written.

WITNESS:                              MOUNTAIN VIEW OFFICE PARK


                                           /s/ JOSEPH R. JINGOLI
--------------------                  ---------------------------------------
                                      Joseph R. Jingoli, Partner


WITNESS:                              CRYOMEDICAL SCIENCES, INC.


      [SIG]                                   /s/ RICHARD J. REINHART
--------------------                  ---------------------------------------
                                      Richard J. Reinhart, President & CEO

                                      ATTACHMENT A FLOOR PLAN

ATTACHMENT 'B'

CURRENT NETS FOR MOUNTAIN VIEW OFFICE PARK

Answering Service

Custodial (Common Areas)

HVAC Maintenance

Elevator

Insurance

Lawn Maintenance

Tenant Miscellaneous

Non-Structural Repairs

Paving Restoration

PSE&G Parking & Core

PSE&G HVAC

Plants

Trash Removal

Security Guard

Sewer

Snow Removal

Real Estate Taxes

Public Telephone

Washroom Supplies

Water

5% Management Fee on Rent

                                ATTACHMENT 'C'

             RULES AND REGULATIONS REGARDING THE DEMISED PREMISES

     For the safety, care and cleanliness of the premises, and for the preservation of good order therein, no smoking is permitted in the in the common areas of the premises by the tenant, its agents, employees or guests. Common areas include, but are not limited to, the vestibule, corridors, bathrooms, elevators and stair towers.

     For the safety, care and cleanliness of the premises and for the preservation of good order therein, no pets are allowed on or about the demised premises by the tenant, its agents, employees or guests.

     In order to preserve the professional atmosphere and for the care and safety of the visitors, guests and occupants of the building, it is understood and agreed Tenant shall not allow minor children to go into the corridors and bathrooms unattended. Any damage to the building caused by the Tenant's clients, visitors or guests shall be the sole responsibility of the Tenant.

     For the care and cleanliness of the demised premises and for the preservation of good order therein, Tenant is restricted from placing signs, posters, advertisements or the like in the windows or on the doors of the demised premises.

     For the care and cleanliness of the premises and for the preservation of good order therein, Tenant is restricted from placing signs, posters or advertisements on the grounds, parking area, automobiles or the like throughout Mountain View Office Park.

                             ATTACHMENT 'D'

          In consideration of a five (5) year Lease, Landlord will perform the following work at no cost to Tenant:

- Replace defective closers on existing millwork with the same or similar type of device to insure all cabinets open and close properly
-  Remove existing mail slot unit
-  Construct a wall, on top of existing counter to close opening